Exhibit 99.2

UNS Energy Corporation

2nd Quarter 2012 Supplemental Earnings Information

As of July 30, 2012

TABLE OF CONTENTS

Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
UNS Energy and TEP O&M	4
TEP Operating Statistics	5
TEP Margin Revenues	6
UNS Electric Operating Statistics	7
UNS Gas Operating Statistics	8
Basic & Diluted Shares Outstanding	9

SAFE HARBOR AND NON-GAAP MEASURES

This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UNS Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UNS Energy’s future results to differ from current expectations. Please refer to UNS Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.

The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNS ENERGY 2nd QUARTER EARNINGS VARIANCE EXPLANATION

2nd Quarter 2011 UNS Energy Net Income					$28.6
	2nd Quarter		Change
TEP	2012	2011	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$146.3	$139.0	$7.3	$4.4
L-T Wholesale Margin Revenues*	0.0	4.0	(4.0)	(2.4)
Transmission Revenues	3.9	4.4	(0.5)	(0.3)

Total	150.2	147.4	2.8	1.7
Other Income Sources:
Operating synergies—Springerville Units 3&4	5.8	6.4	(0.6)	(0.4)
Expenses:
Base O&M*	59.5	56.5	3.0	1.8
Depreciation	27.5	25.9	1.6	1.0
Amortization	10.0	8.2	1.8	1.1
Total Other Deductions	0.7	0.2	0.5	0.3
Total Interest Expense	21.3	22.0	(0.7)	(0.4)
Other Line Item Changes	0.9	0.6	0.3	0.2
Income Tax Expense	14.2	15.2	NM	(1.0)

TEP Net Income (GAAP)	$21.9	$25.2	NM	($3.3)

Change in TEP Net Income					(3.3)

Other Business Segments—After Tax Amounts
UNS Electric Net Income	$4.5	$3.9	NM	$0.6
UNS Gas Net Income	0.0	0.4	NM	(0.4)
Millennium Energy Holdings Net Income	0.4	0.6	NM	(0.2)
Other and Consolidating Adjustments	(0.5)	(1.5)	NM	1.0

Total Net Income from Other Business Segments and Consolidating Adjustments	$4.4	$3.4	NM	$1.0

Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					1.0

2nd Quarter 2012 UNS Energy Net Income					$26.3

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See pages 3 and 5 for a reconciliation of these non-GAAP measures.

UNS ENERGY YEAR-TO-DATE EARNINGS VARIANCE EXPLANATION

YTD June 30, 2011 UNS Energy Net Income					$42.1
	YTD June 30		Change
TEP	2012	2011	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$251.7	$247.8	$3.9	$2.4
L-T Wholesale Margin Revenues*	1.9	11.0	(9.1)	(5.6)
Transmission Revenues	7.8	8.3	(0.5)	(0.3)

Total	261.4	267.1	(5.7)	(3.5)
Other Income Sources:
Operating synergies—Springerville Units 3&4	11.5	12.2	(0.7)	(0.4)
Expenses:
Base O&M*	119.9	118.8	1.1	0.7
Depreciation	55.0	51.6	3.4	2.1
Amortization	19.6	16.5	3.1	1.9
Total Other Deductions (Income)	(0.3)	(0.7)	0.4	0.2
Total Interest Expense	43.6	43.4	0.2	0.1
Other Line Item Changes	2.4	2.1	0.3	0.2
Income Tax Expense	12.3	17.7	NM	(5.4)

TEP Net Income (GAAP)	$20.4	$29.9	NM	($9.5)

Change in TEP Net Income					(9.5)

Other Business Segments—After Tax Amounts
UNS Electric Net Income	$7.3	$7.5	NM	($0.2)
UNS Gas Net Income	5.4	6.5	NM	(1.1)
Millennium Energy Holdings Net Income (Loss)	1.2	1.0	NM	0.2
Other and Consolidating Adjustments	(1.6)	(2.8)	NM	1.2

Total Net Income (Loss) from Other Business Segments and Consolidating Adjustments	$12.3	$12.2	NM	$0.1

Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					0.1

YTD June 30, 2012 UNS Energy Net Income					$32.7

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See pages 3 and 5 for a reconciliation of these non-GAAP measures.

UNS ENERGY AND TEP O&M

UNS Energy	2nd Quarter		YTD June 30,
O&M Components	2012	2011	2012	2011
	-Millions of Dollars-		-Millions of Dollars-
UNS Energy Base O&M (Non-GAAP)	$68.1	$65.0	$137.0	$136.4
Reimbursed O&M Related to Springerville Units 3 and 4	13.3	16.1	26.6	32.3
O&M Related to Customer-funded Renewable Energy and DSM Programs	9.5	9.0	21.6	22.4

UNS Energy O&M (GAAP)	$90.9	$90.1	$185.2	$191.1

TEP	2nd Quarter		YTD June 30,
O&M Components	2012	2011	2012	2011
	-Millions of Dollars-		-Millions of Dollars-
TEP Base O&M (Non-GAAP)	$59.5	$56.5	$119.9	$118.8
O&M Included in Other Expense	(1.2)	(1.8)	(2.1)	(3.7)
Reimbursed O&M Related to Springerville Units 3 and 4	13.3	16.1	26.6	32.3
O&M Related to Customer-funded Renewable Energy and DSM Programs	7.1	7.3	16.7	19.2

TEP O&M (GAAP)	$78.7	$78.1	$161.1	$166.6

Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

TEP—OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	367,824	366,297	1,527	0.4%	367,615	366,302	1,313	0.4%
Commercial	36,226	36,021	205	0.6%	36,212	35,969	243	0.7%
Industrial	633	635	(2)	-0.3%	633	635	(2)	-0.3%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	62	62	—	0.0%	62	62	—	0.0%

Total	404,747	403,017	1,730	0.4%	404,524	402,970	1,554	0.4%

RETAIL SALES—MWH
Residential	1,022,359	943,138	79,221	8.4%	1,752,698	1,692,117	60,581	3.6%
Commercial	538,608	517,712	20,896	4.0%	934,179	918,846	15,333	1.7%
Industrial	543,750	531,746	12,004	2.3%	1,012,703	1,021,516	(8,813)	-0.9%
Mining	269,814	271,914	(2,100)	-0.8%	542,794	536,904	5,890	1.1%
Other	65,449	67,053	(1,604)	-2.4%	115,649	116,916	(1,267)	-1.1%

Total	2,439,980	2,331,563	108,417	4.6%	4,358,023	4,286,299	71,724	1.7%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,779	2,575	204	7.9%	4,768	4,619	149	3.2%
Commercial	14,868	14,373	495	3.4%	25,797	25,545	252	1.0%
Industrial	859,005	837,395	21,610	2.6%	1,599,847	1,608,687	(8,840)	-0.5%
Mining	134,907,000	135,957,000	(1,050,000)	-0.8%	271,397,000	268,452,000	2,945,000	1.1%
Other	1,055,629	1,081,500	(25,871)	-2.4%	1,865,306	1,885,742	(20,436)	-1.1%

Total	6,028	5,785	243	4.2%	10,773	10,637	136	1.3%

WEATHER — COOLING DEGREE DAYS
Actual	566	390	176	45.1%	566	390	176	45.1%
10-Year Average	452	445			453	446
% Change Actual vs. 10-Year Avg.	25.2%	-12.4%			24.9%	-12.6%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$25.62	$35.51	($9.89)	-27.9%	$25.31	$33.87	($8.56)	-25.3%
Off Peak	$16.35	$14.28	$2.07	14.5%	$17.78	$17.73	$0.05	0.3%

Avg. Natural Gas Prices
Permian Index—$/MMBtu	$2.19	$4.17	($1.98)	-47.5%	$2.29	$4.14	($1.85)	-44.7%

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Margin Revenues:
Residential	$66.9	$61.3	5.6	9.1%	$113.0	$108.3	4.7	4.3%
Commercial	44.2	42.5	1.7	4.0%	74.9	73.5	1.4	1.9%
Industrial	23.9	23.9	—	0.0%	43.5	44.5	(1.0)	-2.2%
Mining	8.0	7.9	0.1	1.3%	14.5	15.6	(1.1)	-7.1%
Other	3.3	3.4	(0.1)	-2.9%	5.8	5.9	(0.1)	-1.7%

Total	$146.3	$139.0	$7.3	5.3%	$251.7	$247.8	$3.9	1.6%
DSM / REST	9.6	9.1	0.5	5.5%	21.4	24.2	(2.8)	-11.6%
Fuel and Purchased Power Revenues:
Recovered from Customers	91.9	83.6	8.3	9.9%	141.0	133.4	7.6	5.7%

Total Retail Revenues	$247.8	$231.7	$16.1	6.9%	$414.1	$405.4	$8.7	2.1%

RETAIL REVENUES—CENTS / KWH
Margin Revenues:
Residential	6.54	6.50	0.04	0.6%	6.45	6.40	0.05	0.8%
Commercial	8.21	8.21	—	0.0%	8.02	8.00	0.02	0.3%
Industrial	4.40	4.49	(0.09)	-2.0%	4.30	4.36	(0.06)	-1.4%
Mining	2.97	2.91	0.06	2.1%	2.67	2.91	(0.24)	-8.2%
Other	5.04	5.07	(0.03)	-0.6%	5.02	5.05	(0.03)	-0.6%

Total	6.00	5.96	0.04	0.7%	5.78	5.78	—	0.0%
DSM / REST	0.39	0.39	0.00	0.0%	0.49	0.56	(0.07)	-12.5%
Fuel and Purchased Power Revenues:
Recovered from Customers	3.77	3.59	0.18	5.0%	3.24	3.11	0.13	4.2%

Total Retail Revenues	10.16	9.94	0.22	2.2%	9.51	9.45	0.06	0.6%

LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS
Long-Term Wholesale Margin Revenues (Non-GAAP)	0.0	4.0	($4.0)	N/M	1.9	11.0	($9.1)	-82.7%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	4.9	6.4	(1.5)	-23.4%	9.7	12.9	(3.2)	-24.8%

Long-Term Wholesale Revenues	$4.9	$10.4	($5.5)	-52.9%	$11.6	$23.9	($12.3)	-51.5%
Wholesale Transmission Revenues	3.9	4.4	(0.5)	-11.4%	7.8	8.3	(0.5)	-6.0%
Short-term Wholesale Revenues	13.5	17.0	(3.5)	-20.6%	32.6	34.8	(2.2)	-6.3%

Electric Wholesale Sales (GAAP)	22.3	31.8	($9.5)	-29.9%	52.0	67.0	($15.0)	-22.4%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

UNS ELECTRIC—OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,795	80,555	240	0.3%	80,792	80,551	241	0.3%
Commercial	10,448	10,384	64	0.6%	10,433	10,376	57	0.5%
Industrial	21	22	(1)	-4.5%	21	22	(1)	-4.5%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	475	249	226	90.8%	455	249	206	82.7%

Total	91,741	91,212	529	0.6%	91,703	91,200	503	0.6%

RETAIL SALES—MWH
Residential	204,528	173,265	31,263	18.0%	375,226	353,431	21,795	6.2%
Commercial	167,466	158,792	8,674	5.5%	298,526	289,854	8,672	3.0%
Industrial	55,202	54,140	1,062	2.0%	108,445	105,891	2,554	2.4%
Mining	27,584	63,942	(36,358)	-56.9%	55,185	122,672	(67,487)	-55.0%
Other	378	372	6	1.6%	808	848	(40)	-4.7%

Total	455,158	450,511	4,647	1.0%	838,190	872,696	(34,506)	-4.0%

RETAIL USAGE—KWH/CUSTOMER
Residential	2,531	2,151	380	17.7%	4,644	4,388	256	5.8%
Commercial	16,029	15,292	737	4.8%	28,614	27,935	679	2.4%
Industrial	2,628,667	2,460,909	167,758	6.8%	5,164,048	4,813,227	350,821	7.3%
Mining	13,792,000	31,971,000	(18,179,000)	-56.9%	27,592,500	61,336,000	(33,743,500)	-55.0%
Other	796	1,494	(698)	-46.7%	1,776	3,406	(1,630)	-47.9%

Total	4,961	4,939	22	0.4%	9,140	9,569	(429)	-4.5%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$7.9	$6.5	$1.4	21.5%	$14.5	$13.0	$1.5	11.5%
Commercial	7.8	7.8	—	0.0%	14.1	14.4	(0.3)	-2.1%
Industrial	2.3	2.3	—	0.0%	4.6	4.6	—	0.0%
Mining	1.7	1.6	0.1	6.3%	3.4	3.2	0.2	6.3%
Other	0.1	—	0.1	N/M	0.1	0.1	—	0.0%

Total Margin Revenues	$19.8	$18.2	1.6	8.8%	$36.7	$35.3	1.4	4.0%
DSM / REST	2.7	1.5	1.2	80.0%	5.6	2.9	2.7	93.1%
Fuel Revenues:
Recovered from Customers	21.8	24.3	(2.5)	-10.3%	41.1	49.3	(8.2)	-16.6%

Total Retail Revenues	$44.3	$44.0	0.3	0.7%	$83.4	$87.5	(4.1)	-4.7%

WEATHER—COOLING DEGREE DAYS
Actual	3,433	2,645	788	29.8%	3,546	2,747	799	29.1%
10-Year Average	2,877	2,854			2,993	2,965
% Change Actual vs. 10-Year Avg.	19.3%	-7.3%			18.5%	-7.4%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UNS GAS —OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2012	2011	Incr (Decr)	% Change	2012	2011	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	134,618	134,008	610	0.5%	134,852	134,217	635	0.5%
Commercial	11,287	11,226	61	0.5%	11,327	11,266	61	0.5%
Industrial	22	22	—	0.0%	22	22	—	0.0%
Other	1,123	1,120	3	0.3%	1,122	1,113	9	0.8%

Total	147,050	146,376	674	0.5%	147,323	146,618	705	0.5%

RETAIL SALES—THOUSANDS OF THERMS
Residential	8,621	10,211	(1,590)	-15.6%	39,378	42,981	(3,603)	-8.4%
Commercial	5,015	5,386	(371)	-6.9%	15,817	16,845	(1,028)	-6.1%
Industrial	462	496	(34)	-6.9%	1,075	1,236	(161)	-13.0%
Other	652	902	(250)	-27.7%	3,505	3,963	(458)	-11.6%

Total	14,750	16,995	(2,245)	-13.2%	59,775	65,025	(5,250)	-8.1%

RETAIL USAGE—THERMS/CUSTOMER
Residential	64	76	(12)	-15.8%	292	320	(28)	-8.8%
Commercial	444	480	(36)	-7.5%	1,396	1,495	(99)	-6.6%
Industrial	21,000	22,545	(1,545)	-6.9%	48,864	56,182	(7,318)	-13.0%
Other	581	805	(224)	-27.8%	3,124	3,561	(437)	-12.3%

Total	100	116	(16)	-13.8%	406	443	(37)	-8.4%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$6.9	$7.3	($0.4)	-5.5%	$20.8	$21.7	($0.9)	-4.1%
Commercial	2.1	2.0	0.1	5.0%	5.6	5.7	(0.1)	-1.8%
Industrial	—	—	—	—	—	—	—	—
Other	0.3	0.4	(0.1)	-25.0%	1.2	1.3	(0.1)	-7.7%

Total Margin Revenues	$9.3	$9.7	($0.4)	-4.1%	$27.6	$28.7	($1.1)	-3.8%
DSM Revenues	0.2	0.3	(0.1)	-33.3%	0.4	0.6	(0.2)	-33.3%
Transport/NSP Revenues	3.8	4.3	(0.5)	-11.6%	7.4	9.0	(1.6)	-17.8%
Fuel Revenues:
Recovered from Customers	8.2	11.4	(3.2)	-28.1%	36.7	44.8	(8.1)	-18.1%

Total Gas Revenues	$21.5	$25.7	($4.2)	-16.3%	$72.1	$83.1	($11.0)	-13.2%

WEATHER—HEATING DEGREE DAYS
Actual	2,239	3,215	(976)	-30.4%	13,502	15,224	(1,722)	-11.3%
10-Year Average	2,474	2,471			12,352	12,412
% Change Actual vs. 10-Year Avg.	-9.5%	30.1%			9.3%	22.7%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UNS ENERGY BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	-Thousands of Dollars-		-Thousands of Dollars-
Numerator:
Net Income	$26,273	$28,604	$32,749	$42,076
Income from Assumed Conversion of Convertible Senior Notes	237	1,097	1,100	2,195

Adjusted Numerator	$26,510	$29,701	$33,849	$44,271

Denominator:
Weighted-Average Shares of Common Stock Outstanding:
Common Shares Issued	40,322	36,757	39,107	36,676
Participating Securities	—	66	—	71
Fully Vested Deferred Stock Units	149	127	144	122

Total Weighted-Average Shares of Common Stock Outstanding and Participating Securities—Basic	40,471	36,950	39,251	36,869
Effect of Dilutive Securities:
Convertible Senior Notes	909	4,267	2,125	4,254
Options and Stock Issuable Under Share-Based Compensation Plans	250	338	270	354

Total Shares—Diluted	41,630	41,555	41,646	41,477

The following table shows the number of stock options excluded from the diluted EPS computation because the stock option’s exercise price was greater than the average market price of the Common Stock:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	-Thousands of Shares-
Stock Options Excluded from the Diluted EPS Computation	101	158	101	163